CLEMENTE STRATEGIC VALUE FUND, INC.
LETTER TO SHAREHOLDERS
================================================================================

                                                               February 10, 2000

Dear Fellow Shareholders:

I am pleased to report continued strong returns for the Clemente Strategic Value Fund. The net asset value of the Fund increased +30.9% for the calendar year after adjustment for the $3.868 capital gains distribution for shareholders of record December 29, 1999, which was paid on January 31, 2000. The market price of the Fund's shares increased +40.7% for the year, reflecting a continuing decrease in the discount which had been reduced to -4.7% by December 31. These results compare favorably with global indices, domestic indices, and with other closed-end funds.

Shareholder value advocacy and change at the Fund began in earnest in 1997, as shares were accumulated at large discounts and progressively greater pressure was applied by activists to improve performance. Corresponding "total investment return" to shareholders was +37.6% in 1997, +36.4% in 1998, and +40.7% in 1999.
This compares to +13.2%, +20.8% and +26.0% respectively for the FT-Actuaries World Index, the Fund's benchmark, during the same time periods.

As reported previously, the Fund's portfolio was restructured in May so that, under normal circumstances, at least 85% of the portfolio will consist of U.S. equities. Since then, the portfolio has increased +31.9% through the end of the year as compared to the +13.5% return of the S&P 500 Index.

The current Board remains committed to utilizing the closed-end structure to enhance shareholder value. This will be accomplished by a focus on reduced expenses, good portfolio performance, and extensive share repurchases. The Fund's share buy-back program continues to enhance the returns of long-term shareholders. Since the program began in October of 1998, the Fund repurchased 1,463,340 shares through December 1999, which represents more than 24.8% of the shares outstanding. From October 5, 1998 through December 31, 1999, the combined effects of improved portfolio performance and share buybacks have resulted in a market price increase in the Fund's shares of +112%, after adjusting for the large capital gain distribution declared in late 1999.

The Board, its Chairman, and the Fund's advisers remain committed to maximizing shareholder value.

Cordially yours,

/s/ Ron Olin
------------
    Ron Olin
    Chairman

CLEMENTE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS                                        DECEMBER 31, 1999
================================================================================


                                                                                         SHARES/PRINCIPAL
                                                                                              AMOUNT             VALUE
                                                                                        ------------------    -----------
COMMON STOCK -- 98.7%

BASIC MATERIALS -- 1.7%
  Pohang Iron & Steel Ltd ADR (c)....................................................           40,000        $ 1,400,000
                                                                                                              -----------
CAPITAL GOODS -- 6.0%
  General Electric Co................................................................           20,000          3,095,000
  Illinois Tool Works, Inc...........................................................           27,600          1,864,725
                                                                                                              -----------
                                                                                                                4,959,725
                                                                                                              -----------
COMMUNICATION SERVICES -- 11.1%
  Korea Telecom Corporation ADR (c)..................................................           19,600          1,465,100
  MCI Worldcom, Inc. *...............................................................           52,500          2,785,781
  Nippon Telegraph ADR (b)...........................................................           25,000          2,153,125
  Vodafone Group PLC ADR (d).........................................................           60,000          2,970,000
                                                                                                              -----------
                                                                                                                9,374,006
                                                                                                              -----------
CONSUMER CYCLICALS -- 13.5%
  Carnival Cruise Lines..............................................................           26,000          1,243,125
  Gannett, Inc.......................................................................           21,000          1,712,813
  Home Depot, Inc....................................................................           73,500          5,039,344
  Linens 'N Things*..................................................................           21,000            622,125
  Time Warner, Inc...................................................................           24,000          1,738,500
  Zale Corp.*........................................................................           18,000            870,748
                                                                                                              -----------
                                                                                                               11,226,655
                                                                                                              -----------
CONSUMER STAPLES -- 5.0%
  Coca Cola Co.......................................................................           25,000          1,456,250
  Pepsico, Inc.......................................................................           40,000          1,410,000
  Sysco Corp.........................................................................           33,000          1,305,563
                                                                                                              -----------
                                                                                                                4,171,813
                                                                                                              -----------
ENERGY -- 5.1%
  Conoco, Inc........................................................................           57,000          1,410,750
  Halliburton Co.....................................................................           70,000          2,817,500
                                                                                                              -----------
                                                                                                                4,228,250
                                                                                                              -----------
FINANCE -- 9.0%
  American International Group*......................................................           20,000          2,162,500
  Morgan Stanley Dean Witter.........................................................           16,000          2,284,000
  Suntrust Banks, Inc................................................................           20,000          1,376,250
  Citigroup, Inc.....................................................................           30,000          1,666,875
                                                                                                              -----------
                                                                                                                7,489,625
                                                                                                              -----------

2                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
SCHEDULE OF INVESTMENTS - CONTINUED                            DECEMBER 31, 1999
================================================================================

                                                                                         SHARES/PRINCIPAL
                                                                                              AMOUNT             VALUE
HEALTHCARE -- 11.1%                                                                     ------------------    -----------
  Bristol-Myers Squibb Co............................................................           22,000        $ 1,412,125
  Johnson & Johnson..................................................................           16,000          1,490,000
  Merck & Co. Inc....................................................................           35,000          2,347,188
  Pfizer, Inc........................................................................           48,600          1,576,463
  Warner Lambert Co..................................................................           30,000          2,458,125
                                                                                                              -----------
                                                                                                                9,283,901
                                                                                                              -----------
TECHNOLOGY -- 36.2%
  America Online Inc.................................................................           32,400          2,444,175
  Analog Devices.....................................................................           39,000          3,627,000
  Automatic Data Processing..........................................................           40,000          2,155,000
  Cisco Systems, Inc.................................................................           49,000          5,249,125
  EMC Corp...........................................................................           30,000          3,277,500
  Intel Corp.........................................................................           29,000          2,387,063
  JDS Uniphase Corp.*................................................................            8,400          1,355,025
  Microsoft Corp.*...................................................................           25,000          2,918,750
  Nokia Corp. ADR (b)................................................................           19,000          3,610,000
  S.T. Microelectronics..............................................................           14,000          2,120,125
  Tellabs, Inc.*.....................................................................           18,000          1,155,375
                                                                                                              -----------
                                                                                                               30,299,138
                                                                                                              -----------
         TOTAL COMMON STOCK (Cost $52,440,036).......................................                          82,433,113
                                                                                                              -----------
TIME DEPOSIT -- 1.3%
  First Chicago National Bank
    3.75% 01/03/2000 (Cost $1,050,000)...............................................        1,050,000          1,050,000
                                                                                                              -----------
TOTAL INVESTMENTS (Cost $53,490,036)** -- 100.00%....................................                         $83,483,113
                                                                                                              ===========

ADR        American Depository Receipts
(a)        Finland
(b)        Japan
(c)        Korea
(d)        United Kingdom
*          Non-Income Producing Security
**         Summary of Total Investments:

                                                   COST            VALUE
                                                -----------     -----------
           Common Stock.....................    $52,440,036     $82,433,113
           Short-Term Instruments...........      1,050,000       1,050,000
                                                -----------     -----------
           Total Investments................    $53,490,036     $83,483,113
                                                ===========     ===========

SEE NOTES TO FINANCIAL STATEMENTS                                              3

CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1999
================================================================================

ASSETS
Investments at value (Cost $53,490,036)...............................................................   $83,483,113
Cash..................................................................................................        92,188
Dividends receivable..................................................................................        88,744
Other assets..........................................................................................         7,439
                                                                                                             -------
       Total Assets...................................................................................    83,671,484
                                                                                                             -------
LIABILITIES
Payable for shares repurchased by Fund................................................................       136,879
Accrued expenses......................................................................................       168,449
Distribution Payable..................................................................................    17,162,161
                                                                                                             -------
       Total Liabilities..............................................................................    17,467,489
                                                                                                             -------
NET ASSETS............................................................................................   $66,203,995
                                                                                                             =======
Net assets consist of:
  Common stock, $0.01 par (authorized 25,000,000 shares and 6,010,000 shares issued, 4,429,060 shares
     outstanding of common stock).....................................................................       $44,291
  Paid-in Capital.....................................................................................    52,233,513
  Cost of 1,580,940 shares held in treasury...........................................................   (20,415,914)
  Accumulated net realized gain on investments........................................................     4,351,787
  Net unrealized appreciation of investments and translation of net assets denominated in foreign
     currencies.......................................................................................    29,990,318
                                                                                                             -------
Net Assets............................................................................................   $66,203,995
                                                                                                             =======
Net Asset Value Per Share
  ($66,203,995 / 4,429,060 shares of common stock)....................................................       $ 14.95
                                                                                                             =======

4                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENT OF OPERATIONS
================================================================================

                                                                                                           YEAR
                                                                                                           ENDED
                                                                                                        DECEMBER 31,
                                                                                                            1999
                                                                                                        ------------
INVESTMENT INCOME
  Dividends (net of foreign taxes withheld $29,357)...................................................   $   506,834
  Interest............................................................................................       232,675
                                                                                                         -----------
     Total income.....................................................................................       739,509
                                                                                                         -----------
EXPENSES
  Investment advisory fee.............................................................................       803,076
  Administrative services fee.........................................................................       115,799
  Custodian fees and expenses.........................................................................        54,091
  Legal fee...........................................................................................        85,000
  Directors fees and expenses.........................................................................        75,000
  Audit fee...........................................................................................        44,904
  Printing............................................................................................        32,369
  Registration expenses...............................................................................        16,170
  Transfer agency services............................................................................         8,829
  Insurance expense...................................................................................         5,067
  Miscellaneous.......................................................................................        22,797
                                                                                                         -----------
  Total operating expenses............................................................................     1,263,102
  Fees paid indirectly................................................................................       (65,943)
                                                                                                         -----------
  Net Expenses........................................................................................     1,197,159
                                                                                                         -----------
Net investment loss...................................................................................      (457,650)
                                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
  Investment transactions.............................................................................    22,501,079
  Foreign currency transactions.......................................................................      (341,105)
Net change in unrealized appreciation (depreciation) on:
  Investment transactions.............................................................................    (2,787,872)
  Translation of other assets and liabilities denominated in foreign currency.........................         2,758
                                                                                                         -----------
Net realized and unrealized gain on investments and foreign currency transactions.....................    19,374,860
                                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..................................................   $18,917,210
                                                                                                         ===========

SEE NOTES TO FINANCIAL STATEMENTS                                              5

CLEMENTE STRATEGIC VALUE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
================================================================================

                                                                                       YEAR ENDED           YEAR ENDED
                                                                                   DECEMBER 31, 1999     DECEMBER 31, 1998
                                                                                   -----------------     -----------------
Operations:
  Net investment loss...........................................................      $  (457,650)         $  (514,990)
  Net realized gain (loss) on:
     Investment transactions....................................................       22,501,079             (987,131)
     Foreign currency transactions..............................................         (341,105)             (20,906)
  Net change in unrealized appreciation (depreciation) on:
     Investment transactions....................................................       (2,787,872)          17,534,358
     Translation of other assets and liabilities
       denominated in foreign currency..........................................            2,758                2,033
                                                                                      -----------          -----------
Net increase in net assets resulting from operations............................       18,917,210           16,013,364
Distribution to shareholders:
  Net realized gain on investments..............................................      (17,162,161)                  --
Capital share transactions:
  Shares repurchased............................................................      (14,611,484)          (4,903,683)
                                                                                      -----------          -----------
Total increase (decrease) in net assets.........................................      (12,856,435)          11,109,681
                                                                                      -----------          -----------
NET ASSETS:
  Beginning of period...........................................................       79,060,430           67,950,749
                                                                                      -----------          -----------
  End of period.................................................................      $66,203,995          $79,060,430
                                                                                      ===========          ===========

6                                              SEE NOTES TO FINANCIAL STATEMENTS

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period
================================================================================

                                                                   FOR THE YEAR ENDED DECEMBER 31,
                                                       -------------------------------------------------------
                                                        1999        1998        1997        1996        1995
                                                       -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period................   $ 14.52     $ 11.53     $ 10.10     $ 10.65     $ 10.73
                                                       -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income (loss)........................     (0.19)      (0.09)      (0.05)      (0.03)         --
Net realized and unrealized gains (losses) on
  investments, foreign currency holdings and other
  assets and liabilities denominated in foreign
  currencies........................................      4.39        2.96        2.36        0.41        0.42
                                                       -------     -------     -------     -------     -------
Net increase (decrease) from investment operations..      4.20        2.87        2.31        0.38        0.42
                                                       -------     -------     -------     -------     -------
LESS DIVIDENDS AND DISTRIBUTIONS
  Distribution from net investment income...........        --          --          --          --          --
  Distribution from net realized capital and
    currency gains..................................     (3.87)         --       (0.88)      (0.93)      (0.50)
                                                       -------     -------     -------     -------     -------
TOTAL DIVIDENDS AND DISTRIBUTIONS...................     (3.87)         --       (0.88)      (0.93)      (0.50)
                                                       -------     -------     -------     -------     -------
SHARES REPURCHASED
Effect of Shares Repurchased........................      0.10        0.12          --          --          --
                                                       -------     -------     -------     -------     -------
Increase (decrease) in net asset value..............      0.43        2.99        1.43       (0.55)      (0.08)
                                                       -------     -------     -------     -------     -------
Net asset value, end of period......................   $ 14.95     $ 14.52     $ 11.53     $ 10.10     $ 10.65
                                                       =======     =======     =======     =======     =======
PER SHARE MARKET VALUE, END OF PERIOD...............   $14 1/4     $12 7/8     $9 7/16     $ 7 1/2     $ 8 3/8
                                                       =======     =======     =======     =======     =======
TOTAL INVESTMENT RETURN*............................     40.74%      36.42%      37.62%       0.64%       4.59%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (in 000's)..................   $66,204     $79,060     $67,951     $59,520     $62,781
Ratios to average net assets:
  Operating expenses................................      1.55%+      1.91%       1.74%       1.53%       1.58%
  Net investment income (loss)......................     (0.59)%+    (0.69)%     (0.46)%     (0.25)%     (0.02)%
Portfolio turnover..................................    101.54%      50.39%      81.56%     120.66%      84.98%

------------------

* Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges.

+ The ratios of operating expenses and net investment loss to average net assets before brokerage credits were 1.64% and (0.68)%, respectively, for the period ending December 31, 1999.

SEE NOTES TO FINANCIAL STATEMENTS                                              7

CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS                                  DECEMBER 31, 1999
================================================================================

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES -- Clemente Strategic Value Fund, Inc. (the "Fund") was incorporated in Maryland on May 1, 1987, as a closed-end, diversified management investment company. The Fund had no operations until June 30, 1987, other than the sale of 10,000 shares of common stock for $100,000 to Clemente Capital, Inc. (the "Investment Adviser") on June 9, 1987.

Effective May 21, 1999, the Clemente Global Growth Fund, Inc. changed its name to the Clemente Strategic Value Fund, Inc.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Portfolio securities traded on stock exchanges or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the primary exchange on the day the securities are being valued, or if no sales prices are reported, at the mean between closing bid and asked prices. Other over-the-counter portfolio securities are valued at the most recent bid prices obtained from one or more dealers that make markets in the securities. Short-term obligations, maturing within 60 days of the valuation date, are to be valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned. Non-U.S. withholding tax is recorded as a reduction of income.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities and other assets and liabilities at the exchange rate on the valuation date.

     (ii) purchases and sales of investment securities, income and expenses at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, currency gains and losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of the assets and liabilities other than investments in securities at the end of the period, resulting from changes in the foreign exchange rate.

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1999
================================================================================

TAXES: No provision for Federal income tax is required since it is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gains, in an amount sufficient to relieve the Fund of any Federal income tax liability. The Fund intends to comply with the requirements of the Internal Revenue Code as long as qualification is determined by the Board of Directors to be in the best interests of the shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. At December 31, 1999, $341,105 of net realized foreign currency loss was reclassified to net investment loss and the total net investment loss of $981,889 was reclassified to capital. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

OPTION ACCOUNTING: When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS -- The Fund pays to the Investment Adviser as compensation for the services provided by the Investment Adviser under the Investment Advisory Agreement, a monthly fee comprised of a basic fee of 1% (on an annualized basis) of the month-end net assets of the Fund (the "Basic Fee") that is subject to adjustment as described below based on the investment performance of the Fund in relation to the investment record of the FT-Actuaries World Index (the "FT-Actuaries Index").

Adjustments to the Basic Fee are made by comparison of the Fund's investment performance for the applicable performance period with the investment record of the FT-Actuaries Index for the same period. The applicable performance period is a rolling 36-month period whereby the most recent calendar month is substituted for the earliest month as time passes. The Basic Fee for each month may be increased to a maximum of 1.50% (on an annualized basis) or decreased to a minimum of 0.50% (on an annualized basis) depending on the extent by which the Fund's performance varies from the FT-Actuaries Index over the performance period as set forth below.

CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1999
================================================================================

The following table illustrates the full range of permitted increases or decreases of the Basic Fee on an annualized basis:


 PERCENTAGE POINT
DIFFERENCE BETWEEN
PERFORMANCE OF FUND                 ADJUSTMENT         FEE AS
  AND % CHANGE IN        BASIC     TO BASIC FEE        ADJUSTED          MONTHLY
FT-ACTUARIES INDEX        FEE      (ANNUALIZED)      (ANNUALIZED)       FEE RATE
-------------------      -----     ------------      ------------      ------------
  +10% or greater          1%          +.50 %            1.50 %        1/12 x 1.50%
  +9                       1           +.40              1.40          1/12 x 1.40
  +8                       1           +.30              1.30          1/12 x 1.30
  +7                       1           +.25              1.25          1/12 x 1.25
  +6                       1           +.20              1.20          1/12 x 1.20
  +5                       1           +.15              1.15          1/12 x 1.15
  +4                       1           +.10              1.10          1/12 x 1.10
  +3                       1           +.075             1.075         1/12 x 1.075
  +2                       1           +.05              1.05          1/12 x 1.05
  +1                       1           +.025             1.025         1/12 x 1.025
   0                       1            .00              1.00          1/12 x 1.00
  -1                       1           -.025              .975         1/12 x .975
  -2                       1           -.05               .95          1/12 x .95
  -3                       1           -.075              .925         1/12 x .925
  -4                       1           -.10               .90          1/12 x .90
  -5                       1           -.15               .85          1/12 x .85
  -6                       1           -.20               .80          1/12 x .80
  -7                       1           -.25               .75          1/12 x .75
  -8                       1           -.30               .70          1/12 x .70
  -9                       1           -.40               .60          1/12 x .60
  -10 or geater            1           -.50               .50          1/12 x .50

In calculating the investment performance of the Fund as compared with the investment record of the FT-Actuaries Index, dividends and other distributions of the Fund and dividends and other distributions reported with respect to component securities of the FT-Actuaries Index during the performance period will be treated as having been reinvested. Also, the withholding taxes paid or accrued by the Fund are added back in calculating the Fund's performance in order to be comparative with the FT-Actuaries Index.

Pursuant to a U.S. Advisory Agreement (the "New Agreement") among the Fund, the Investment Adviser and Wilmington Trust Company, an indirect affiliate of the Investment Adviser ("Wilmington Trust"), dated May 29, 1997, Wilmington Trust manages the U.S. portion of the Fund's portfolio subject to the supervision of the Board of Directors. Under the terms of the New Agreement, the Investment Adviser has agreed to pay Wilmington Trust a monthly fee at the rate of 25% of the net fees payable to the Investment Adviser. The fee paid to Wilmington Trust by the Investment Adviser for 1999 amounted to $200,769.

The Fund incurred $803,076 in investment advisory fees for the year ended December 31, 1999, which represents a 5% increase to the Basic Fee of 1%.

Pursuant to an Administration and Accounting Services Agreement (the "Administration and Accounting Services Agreement") with the Fund dated January 20, 1998, PFPC Inc. ("PFPC" or "the Administrator") serves as the Fund's administrator and accounting agent. Under the Administration and Accounting Services Agreement, PFPC generally assists in all aspects of the Fund's operations, other than

                                             CLEMENTE STRATEGIC VALUE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - CONTINUED                      DECEMBER 31, 1999
================================================================================

providing investment advice, subject to the overall authority of the fund's Board of Directors. PFPC determines the Fund's weekly and monthly net asset value, prepares such figures for publication, maintains certain of the Fund's books and records that are not maintained by the Investment Adviser, custodian or transfer agent, and assists in the preparation of financial information for the Fund's income tax returns, proxy statements, semi-annual and annual shareholder reports. Prior to January 20, 1998, Rodney Square Management Corp., a wholly owned subsidiary of Wilmington Trust Company and an indirect affiliate of the Investment Advisor, served as the Fund's administrator and accounting agent providing the same services as listed above.

PFPC provides administrative and accounting assistance to the Fund. Under the Administration Agreement, the Fund has agreed to pay a monthly fee at the annual rate of 0.15% of the Fund's average weekly net assets subject to a minimum fee of $65,000 per annum. For the year ended December 31, 1999, the Administrator earned fees in the amount of $115,799.

Certain directors and officers of the Fund are also directors and officers of the Investment Adviser or Wilmington Trust Company. Each director unaffiliated with the advisor receives an annual fee of $8,000 plus $500 for every meeting attended, together with a reimbursement of out of pocket expenses. The Fund incurred fees totaling $85,000 for the year ended December 31, 1999, for legal services, to a law firm of which the Fund's Secretary was partner for a portion of the year.

NOTE 3. PORTFOLIO SECURITIES -- Purchases and sales of securities, other than short-term investments, for the year ended December 31, 1999 were $73,186,557 and $86,432,983, respectively.

For Federal income tax purposes, the cost of securities owned at December 31, 1999, was $53,490,036 and the net unrealized appreciation of investments was $29,993,077. Net unrealized appreciation was composed of gross appreciation of $30,943,120 for those investments having an excess of value over cost, and gross depreciation of $950,043 for those investments having an excess of cost over value.

The Fund has an arrangement with a broker whereby the broker paid custodian and administrative expenses for a portion of the year on behalf of the Fund. Amounts paid are recorded as fees paid indirectly on the face of the Statement of Operations.

NOTE 4. CAPITAL STOCK -- There are 25 million shares of $.01 par value common stock authorized. Of the 4,429,060 shares outstanding at December 31, 1999, the Investment Adviser owned 10,000 shares.

A Director of the Fund owns or controls either directly or indirectly 1,676,453 or 38% of the outstanding shares of the Fund with an aggregate market value of $25,062,972 at December 31, 1999.

NOTE 5. SHARE REPURCHASE PROGRAM -- On October 5, 1998, the Fund commenced a share repurchase program for purposes of enhancing shareholder value and reducing the discount at which the Fund's shares traded from their net asset value. From that date through December 31, 1999, the Fund repurchased 1,463,340 shares or 24.83% of its Common Stock at an average price per share of $13.28 and an average discount of 10.55% from net asset value per share. For the year end 1999, the Fund repurchased 1,015,040 shares or 17.23% of its Common Stock at an average price per share of $13.92 and an average discount of 10.21% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

CLEMENTE STRATEGIC VALUE FUND, INC.
REPORT OF INDEPENDENT ACCOUNTANTS                              DECEMBER 31, 1999
================================================================================

To the Board of Directors and Shareholders of Clemente Strategic Value Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Clemente Strategic Value Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Philadelphia, PA
February 11, 2000

CLEMENTE STRATEGIC VALUE FUND, INC.
(UNAUDITED)
TAX INFORMATION                                                DECEMBER 31, 1999
================================================================================

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1999) as to the U.S. Federal tax status of distributions received by the Fund's shareholders during such fiscal year. Of the $3.868 per share total dividends paid during such fiscal year all $3.868 was derived from net realized long-term capital gains.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend.

Dividends received by tax-exempt recipients (e.g. IRA's and Keoghs) need not be reported as taxable income for U.S. Federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

This information is given to meet certain requirements of the Internal Revenue Code. Shareholders should refer to their Form 1099-DIV to determine the amounts includable on their respective tax returns for 1999.

CLEMENTE STRATEGIC VALUE FUND, INC.
(UNAUDITED)
REINVESTMENT PLAN                                              DECEMBER 31, 1999
================================================================================

Clemente Strategic Value Fund, Inc. (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. American Stock Transfer & Trust Company acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the date for the dividend or distribution (the "Valuation Date"), equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of all the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, the Agent will buy shares on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholders has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

SUMMARY OF GENERAL INFORMATION
================================================================================

THE FUND

Clemente Strategic Value Fund, Inc. is a closed-end investment company whose shares trade on the New York Stock Exchange. The Fund seeks long-term capital appreciation primarily through investment in equity securities of companies located throughout the world. The Fund is managed by Clemente Capital, Inc. and Wilmington Trust Company.

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of most newspapers under the designation "ClemteStrat". The Fund's New York Stock Exchange trading symbol is CLM. Net asset value (NAV) and market price information about Clemente Strategic Value Fund, Inc. shares are published each Monday in The Wall Street Journal, The New York Times and other newspapers. For general information visit us at our web site http://www.clementecapital.com. For shareholder account inquiries call 1-800-937-5449.

Dividend Reinvestment Plan

Through its voluntary Dividend Reinvestment Plan, shareholders of Clemente Strategic Value Fund, Inc. may elect to receive dividends and capital gains distributions in the form of additional shares of the Fund.

This report is transmitted to the shareholders of Clemente Strategic Value Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

                                     [LOGO]

                               Clemente Strategic
                                Value Fund, Inc.




                                  Annual Report
                                =================
                                December 31, 1999

Directors and officers
  Ronald G. Olin, Chairman and Director
  Gary A. Bentz, Director
  Ralph W. Bradshaw, Director and Treasurer
  William Clark, Director
  Phillip Goldstein, Director
  Gerald Hellerman, Director
  Thomas H. Lenagh, Director
  Leopoldo M. Clemente, Jr., President
  Maria Distefano, Assistant Secretary
-------------
+Members of Audit Committee
--------------------------------------------------------------------------------

EXECUTIVE OFFICES --
  152 W. 57th Street, New York, NY 10019
  (For latest net asset value and market data, please call 212-765-0700 or access our web site at http://www.clementecapital.com.
  For shareholder inquiries, please call
  1-800-937-5449)

INVESTMENT ADVISERS --
  Clemente Capital, Inc.
  Wilmington Trust Company

ADMINISTRATOR --
  PFPC Inc.

TRANSFER AGENT AND REGISTRAR --
  American Stock Transfer & Trust Company

CUSTODIAN --
  Brown Brothers Harriman & Co.

LEGAL COUNSEL --
  Spitzer & Feldman P.C.

INDEPENDENT ACCOUNTANTS --
  PricewaterhouseCoopers LLP